Exhibit 99.3

LOCK-UP AND INSTALLMENT RE-SALES RESTRICTION AGREEMENT

AGREEMENT dated as of March 28, 2011 (the "Effective Date") between and among Robert H. Craig, Song Jin, Robin J. Kindle, Jon Larsen, and Professor Anhuai Lu ("Shareholders"); and NEXT FUEL, INC., a Nevada corporation (the "Company");

WHEREAS, Shareholders have acquired securities of the company or have the right to acquire securities of the Company in connection with the acquisition by the Company of certain intellectual property rights , which securities are listed on Schedule 1 (d) to this Agreement; and

WHEREAS, as a condition to issuance of such securities, the Company desires Shareholders to agree to limit sales of securities of the Company in order to facilitate the Company raising additional capital, which Shareholders hereby acknowledge and agree would increase the value of the securities of the Company owned or to be acquired by Shareholders, or prevent the decrease in value of the securities of the Company owned or to be acquired by Shareholders.

NOW, THEREFORE, the parties hereby agree as follows:

1.	Definitions.

(a) "Affiliate" shall mean any and all persons and entities who are deemed "affiliates" under either the 1933 Act, the 1934 Act or any rule or regulation of the SEC promulgated under either the 1933 Act or the 1934 Act.

(b) "Common Equivalent Securities" shall mean:  (i) all shares of common stock, (ii) all securities having equivalent rights to common stock; (iii) all options, warrants, convertible securities and other rights to acquire Common Equivalent Securities; and (iv) securities of any class or series that are Publicly Traded.

(c) "Constructive Sale" shall mean with respect to any Common Equivalent Securities:  (i) a short sale of such Common Equivalent Securities; or (ii) entering into or acquiring a derivative contract with respect to such Common Equivalent Securities; or (iii) entering into or acquiring a futures or forward contract to deliver such Common Equivalent Securities; or (iv) entering into any hedging or other derivative transaction that has the effect of either directly or indirectly materially changing the economic benefits or risk of owning such Common Equivalent Securities.

(d) "Covered Securities" shall mean the following securities of the Company or any Holding Company: (i) the shares of Common Stock and Warrants acquired from the Company in exchange for intellectual property assigned by the Shareholders to the Company, which securities are listed on Schedule 1 (d) to this Agreement, (ii) all other Common Equivalent Securities of the Company or of any Holding Company acquired by Shareholders or any Affiliate of Shareholders, now or in the future, by any means, and (iii) all Common Equivalent Securities of the Company or any Holding Company received now or in the future by Shareholders or any Affiliate of Shareholders in exchange for, or on account of, any Covered Securities, including, without limitation, in connection with any merger, consolidation, exchange reorganization, recapitalization, dividend, split, reverse split or similar transaction or event.

(e) "Covered Transaction" shall mean any of the following acts, transactions or events:

(i)	Sell any of the Covered Securities or other securities of the Company or Holding Company received on account of ownership of the Covered Securities.

(ii)	Transfer, assign or otherwise dispose of any of the Covered Securities.

(iii)	Pledge, hypothecate or otherwise create a lien on any of the Covered Securities.

(iv)	Loan to any person or entity any Common Equivalent Securities of the Company or any Holding Company.

(v)	Sell short any Common Equivalent Securities of the Company or any Holding Company.

(vi)	Enter into a Constructive Sale respect to any Common Equivalent Securities of the Company or any Holding Company.

(vii)
Enter into, terminate, suspend or modify any 10b5-1 or other plan or agreement designed to facilitate trading Covered Securities without the prior written approval of the Company and any Holding Company.

(viii)	Enter into any agreement concerning any of the foregoing transactions, or otherwise facilitate any other person conducting any of the foregoing transactions.

(f) "Holding Company" shall mean any company whose Common Equivalent Securities are Publicly Traded (i) with which the Company merges or consolidates, or (ii) of which the Company or its successor becomes a wholly or majority owned subsidiary.

(g) "Lock-up Period" shall mean the period that begins on the date of this Agreement and that ends at the end on the first anniversary of the end of  the calendar month during which the later of the following two events occur:  (i) the date a Registration  Statement pursuant to Section 5 of the 1933 Act covering the resale of shares of Common Equivalent Securities of the Company or any Holding Company becomes effective by order of the SEC, which Registration Statement includes shares of Common Stock sold in the Private Placement; and (ii) the date the Company and/or any Holding Company receives gross proceeds aggregating at least Three Million ($3,000,000) Dollars (the "Private Placement Target") on a cumulative basis from all sales of securities (including in the Private Placement) of any all series or classes occurring on or after March 15, 2011, other than conversion of outstanding debt.  (For clarification by way of example, if the Registration Statement becomes effective on October 15, 2011 and the Company achieves the Private Placement Target capital-raising milestone on November 10, 2011, then the Lock-up Period would end on November 30, 2012.)

(h) "Installment Re-Sale Restriction Period" shall mean the period that begins upon termination of the Lock-up Period and that ends on the first (1st) annual anniversary of the beginning of the Installment Re-Sale Restriction Period.  (For clarification, based on the example at the end of Section 1 (g) above, the Installment Re-Sale Restriction Period would begin December 1, 2012 and would end on November 30, 2013.)

(i) "Pro Rata Share of Shareholders" shall mean the percentage determined by dividing (i) the maximum number of Covered Securities owned by any Shareholder ("Shareholders’ Ownership"), by (ii) the maximum number of Covered Securities owned by all Shareholders whose resale is restricted under this Agreement.  Securities purchased in Public Markets or from persons or entities other than the Company or any Holding Company shall not be included in the calculation of Shareholders’ Pro Rata Share, unless the Company and any Holding Company agrees to include the same in the calculation.

(j) "Private Placement" shall mean any offer and sale of Common Equivalent Securities of the Company or any Holding Company that occurs on or after March 15, 2011 not including conversion of debt, but on or before December 31, 2011.

(k) "Public Market" shall mean:  (i) any national securities exchange (as defined in the 1934 Act); (ii) NASDAQ or any equivalent automated quotation system; (iii) the Over-the-Counter Bulletin Board; (iv) the Pink Sheets; or (v) any foreign equivalent of any of the above designated in writing by the Company or Holding Company in their sole discretion.

(l) "Publicly Traded" shall mean being sold or quoted for sale in any Public Market.

(m) "SEC" means the Securities and Exchange Commission of the United States of America or its successor agency.

(n) "1933 Act" means the Securities Act of 1933, as amended, and any successor statute.

(o) "1934 Act" means the Securities Exchange Act of 1934, as amended, and any successor statute.

2. Effectiveness.  This Agreement shall become effective when executed and delivered by the Company and Shareholders.

3. Lock-up Period Obligations.  Shareholders hereby agree that, neither Shareholders nor any Affiliate or Permitted Transferee (as defined in Section 7 hereof) of Shareholders, will enter into any Covered Transaction during the Lock-up Period.

4. Installment Re-Sale Restriction Period Obligations.  Shareholders hereby agrees that neither Shareholders, nor any Affiliate or Permitted Transferee of Shareholders, will enter into any Covered Transaction during the Installment Re-Sale Restriction Period, except that during any calendar month during the Installment Re-Sale Restriction Period, any Shareholder, together with its Affiliates and Permitted Transferees, may sell a number of Covered Securities equal to the lower of the following amounts (the "Permitted Volume"):

(a) Eight and One-Half (8.5%) Percent of the highest number of Covered Securities at any time owned by such Shareholder, its Affiliates and Permitted Transferees (which number shall include all Common Equivalent Securities, whether or not exercised or converted) (the "Stable Measurement Number"); or

(b) The number of Covered Securities obtained by multiplying:  (i) the average weekly reported volume of trading of the Common Equivalent Securities on all national securities exchanges and/or reported through the automated quotation system of a registered securities association during the four calendar weeks that ended immediately prior to the beginning of the calendar month during which the sale occurs (the "Average Weekly Volume"), by (ii) the Shareholders’ Pro Rata Share.

5. Interpretation.  For purposes of determining compliance with the foregoing, (i) if more than one class or series of Covered Securities are Publicly Traded, a separate calculation for each class or series of Publicly Traded Covered Securities shall be made to determine the Permitted Volume of sales for each class or series and failure to sell the full Permitted Volume of one class or series shall not entitle Shareholders to sell more than the Permitted Volume of any other class or series;  (ii) if Shareholders fail to sell the full Permitted Volume of Covered Securities in any calendar month, the unsold Permitted Volume of Covered Securities may not be carried over to any subsequent calendar month; (iii)  a sale shall be deemed to occur on the date the transaction is executed, not when the order is placed or the securities delivered to complete the sale; (iv)   Shareholders shall have the obligation to cancel any open sale orders at the end of any month, if execution of the order in the following month would cause sales to exceed the Permitted Volume of sales for such later month; (v) prior to selling any Covered Securities in any calendar month, Shareholders shall report to the Company or any Holding Company all sales of Covered Securities in all prior months; and (vi) prior to selling any Covered Securities in any calendar month, Shareholders shall request the Company or Holding Company to confirm to the Shareholders the Permitted Volume of Covered Securities for the Shareholders for that calendar month, but if the Company or Holding Company fails to provide the information within three (3) trading days after written request, the Shareholders shall be entitled to sell Covered Securities equal to the Stable Measurement Number.  In the event any Affiliate or Transferee or Shareholders owns or acquires any Covered Securities, the Company shall be entitled to treat Shareholders and its Affiliates and Permitted Transferees as a single person for purposes of determining compliance with this Agreement, unless the Company otherwise agrees.  Unless the Company or Holding Company designates another person, all communications regarding the foregoing shall be made in writing to the Chief Financial Officer of the Company or Holding Company, who shall make all determinations about the number of Covered Securities permitted to be sold. All determinations by the Company or Holding as to the number of Covered Securities permitted to be sold in any month shall be final and binding on Shareholders, unless the Company or Holding Company has acted in bad faith.  Shareholders shall have the burden of proving bad faith by clear and convincing evidence.

6. Securities Law Compliance.  Shareholders further agree that both during and after termination of the restrictions set forth above, Shareholders will comply with all securities laws, rules and regulations when purchasing or reselling securities of the Company or any Holding Company, including, without limitation, SEC Rule 144, Section 16 of the 1934 Act, SEC Rule 10b-5 and other restrictions on trading while in possession of material non-public information.  To ensure compliance, Shareholders hereby agree to comply with any and all insider trading policies the Company or any Holding Company may adopt from time to time effective immediately upon written notice from the Company or any Holding Company of the policy.  Without limiting the foregoing, Shareholders hereby agree that the determination of the Company or any Holding Company as to whether any Shareholder possesses material nonpublic information shall be final and binding on Shareholders.

7. Exceptions.  Notwithstanding the foregoing, the obligations of Shareholders pursuant to Sections 3 and 4 above are subject to the following:

(a) The Board of Directors of the Company or Holding Company may terminate or waive any provision of this Agreement that restricts any party from taking any action prohibited by Section 3 or 4 of this Agreement   prior to termination of the Lock-up Period or the Installment Re-Sale Restricted Period, provided the Board of Directors of the Company provides all Shareholders with the same termination or waiver at the same time and to the same extent.  Nothing herein shall prohibit the Company from amending or waiving any agreement with any persons or entities other than Shareholder and any such amount or waiver or amendment with other persons or entities shall have no effect on the obligations of Shareholders under this Agreement.

(b) Notwithstanding the foregoing, Shareholders may transfer Covered Securities of the Company or Holding Company to a Permitted Transferee:  (i) if the transfer is made by Shareholders without payment or other consideration by the Permitted Transferee; (ii) if a transfer is otherwise permitted under applicable laws, rules, regulations and other agreements and contracts; and (iii) the Permitted Transferee first signs an agreement that includes substantially the terms set forth herein and that is otherwise reasonably acceptable to the Company or Holding Company.  A "Permitted Transferee" means:  (i) if a Shareholder is an individual, to any family member or to any trust where the sole beneficiaries are Shareholder and/or family members or to any entity in which Shareholder is a General Manager or General Partner; (ii) if a Shareholder is a corporation, to any direct or indirect parent or subsidiary or owner of such Shareholder; (iii) if a Shareholder is a partnership, to any partner of such Shareholder; (iv) if a Shareholder is a limited liability company, to any member of such Shareholder; and (v) if a Shareholder is a trust, to any beneficiary of such trust.  Except for transfers in compliance with this Agreement, any transfer or attempted transfer of any Covered Securities not in compliance with this Agreement, shall be null and void and without effect and the Company is hereby authorized to stop any such transfer.

(c) Notwithstanding the foregoing, subject to compliance with securities laws, the Shareholders may sell all or part of the Warrants included in the Covered Securities in a limited number of private transaction(s), if the purchaser(s) agree to comply with the restrictions of this Agreement in a contract acceptable to the Company.

8. Continuation.  The provisions of this Agreement shall continue in effect notwithstanding that any Covered Securities are registered for re-sale or are otherwise sellable under any exemption from registration.

9. Legends and Stop Transfer Instructions.  Certificates evidencing the Covered Securities shall have a legend in form and substance acceptable to the Company and Holding Company referring to the restrictions of this Agreement and the Company or Holding Company may instruct the transfer agent of the Company or Holding Company to stop any transfer of any securities by Shareholders or any Affiliate or Permitted Transferee of Shareholders  in violation of this Agreement and may take any other action required to avoid violation of this Agreement, including, without limitation, obtaining an injunction. Neither the Company nor any Holding Company shall have any liability for any refusal to transfer, unless the Company or Holding Company has acted in bad faith.  Shareholders shall have the burden of proving bad faith by clear and convincing evidence.

10. Amendment by Majority in Interest.  To provide the Company with flexibility to raise capital or to enter into a merger, consolidation or similar transaction, this Agreement may be amended or supplemented to lengthen the re-sale restrictions in Sections 3 and/or 4 hereof or to decrease the number of Covered Securities that can be sold in any time period pursuant to Section 4 hereof, upon execution and delivery of a written amendment or supplement by:  (i) the Company and any Holding Company; and (ii) the Shareholders of who own a majority of the Covered Securities (including shares issuable upon exercise or conversion of any warrants, stock option, convertible securities or other rights to acquire Covered Securities) that are then subject to this Agreement.  Shareholders hereby agrees to be bound by such amendment or supplement immediately upon request, notice of its provisions and notice that the required signatures have been obtained, notwithstanding that a Shareholder  has not executed such amendment or supplement.

11. Miscellaneous.

(a) Shareholders hereby agree to cause all Affiliates and Permitted Transferees of Shareholders that own or acquire beneficially or of record any Common Equivalent Securities of the Company or any Holding Company (or any right to acquire any such Common Equivalent Securities) to execute and deliver a counterpart of this Agreement.  All obligations of Shareholders and Permitted Transferees under this Agreement shall apply to any Affiliate of Shareholders and Permitted Transferees which owns or acquires any Common Equivalent Securities of the Company or any Holding Company to the same extent as to Shareholders notwithstanding that such Affiliate or Permitted Transferee has not executed or delivered this Agreement.  Shareholders hereby agree to be responsible for the actions and omissions of its Affiliates and Permitted Transferees.

(b) Each Shareholder hereby represents and warrants to the Company as follows: (i) Shareholders is both the record owner and the beneficial owner of the number of Covered Securities listed on Schedule 1(d) to this Agreement free and clear of any and all pledges, liens, security interests and other rights, claims and encumbrances; (ii) no other person or entity has any contract or other right to acquire any such Covered Securities; (iii) neither Shareholder nor any Affiliate of Shareholders owns of record or beneficially, or has any right to acquire,  any Common Equivalent Securities of the Company other than the Covered Securities; (iv)  Shareholder has full power and authority to execute and deliver and perform this Agreement; and (v) this Agreement has been duly and validly executed and delivered and constitutes a valid and binding agreement of Shareholder enforceable in accordance with its term.

(c) Shareholders agree to notify the Company or any Holding Company in writing of the acquisition by Shareholders or any Affiliate of Shareholders or Permitted Transferees of any Common Equivalent Securities of the Company or any Holding Company.

(d) The representations, warranties, understandings, acknowledgments and agreements in this Agreement are true and accurate as of the date hereof, shall be true and accurate as of the date of the acceptance hereof by the Company and shall survive thereafter.  Shareholders hereby agrees to indemnify and hold harmless the Company and any Holding Company from and against any loss or expense (including, without limitation, court costs and reasonable attorneys fees and expenses) resulting from any breach by Shareholders or any Affiliate or Permitted Transferee of Shareholders of any representation, warranty, covenant or agreement of Shareholders or any Affiliate or Permitted Transferee of any Shareholders.

(e) Any notices required or permitted to be given under the terms hereof:  (i) may be personally delivered to any party, in which case the notice shall be effective when delivered; (ii) may be sent by overnight courier, in which case the notice shall be effective on the first scheduled delivery date established by such courier service; or (iii) may be sent by certified or registered mail (return receipt requested), in which case the notice  shall be effective five days after being placed in the mail, in each case addressed to a party as provide herein. Except in the case of actual personal delivery, unless indicated otherwise in a notice sent in compliance with this Agreement, the addresses for such communications shall be: (i) if to the Company, to the principal office of the Company at the time of such notice addressed to the Chief Financial Officer of the Company; and  (ii) if to Shareholders, to the address set forth immediately below such Shareholder’s name on the signature pages to this Agreement.

(f) This Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of Wyoming, as such laws are applied by Delaware courts to agreements entered into and to be performed in Wyoming, without regard to principles of conflicts of laws, and shall be binding upon the Shareholders, the Shareholder’s heirs, estate, legal representatives, successors and assigns and shall inure to the benefit of the Company and its successors and assigns.

(g) All claims or disputes arising among the parties and relating to this Agreement or the breach, termination or validity thereof shall be settled by binding arbitration in accordance with the then-current rules for arbitration of the CPR Institute for Dispute Resolution.  There shall be a single neutral arbitrator selected in accordance with such rules.  The arbitration process shall be governed by the Wyoming Uniform Arbitration Act, W.S. §§ 1-36-101 through 1-36-119. The place of the arbitration shall be Sheridan County, Wyoming, and the arbitrator shall apply the substantive law of the State of Wyoming, exclusive of its choice of law rules, in deciding the dispute.  The arbitrator shall have authority to award provisional relief.  The final award of the arbitrator may include compensatory damages, not including pre-award interest, and specific relief limited to requiring the parties to comply with the provisions of this Agreement.  The arbitrator is not empowered to award exemplary or punitive damages and each party hereby waives any right to recover such damages with respect to any dispute resolved by arbitration.  The arbitrator is empowered to award reasonable attorneys’ fees in addition to the costs of arbitration.  The arbitrator’s award may be confirmed and judgment entered thereon in accordance with the governing arbitration law specified above.  Any claim of a party hereunder shall be time barred unless arbitration with respect to such claim is commenced within one (1) year after such claim arose.

(h) Shareholders agree not to transfer or assign this Agreement, or any of Shareholder’s interest herein, without the express written consent of the Company and any Holding Company.  The Company or Holding Company may assign any or all of its rights under this Agreement without the consent or approval of Shareholders.  Except for any Holding Company, this Agreement is not intended, and shall not be deemed to create or confer any rights or remedies upon any person or entity other than the parties hereto (including parties to counterparts of this Agreement) and their respective successors and permitted assigns, or to otherwise create any third party beneficiary hereto.

(i) This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes any and all prior or contemporaneous representations, warranties, agreements and understandings in connection therewith.

(j) This Agreement may be amended only by a writing executed by all parties hereto.  This Agreement may be executed in one or more counterparts.

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IN WITNESS WHEREOF, the parties have executed this Lock-up and Installment Sales Restriction Agreement as of the date first written above.

NEXT FUEL, INC.		SHAREHOLDERS

By:	/s/ John Cline	/s/ Robert H. Craig	(SEAL)
	Title: President Address for Notices 821 Frank Street Sheridan, WY 82801	Name: Robert H. Craig Address: 25 Goose Lane Sheridan, WY 82801

		/s/ Song Jin	(SEAL)
Name: Song Jin Address:1203 Nassau Way Fort Collins, CO 80525

		/s/ Robin Kindle	(SEAL)
Name: Robin Kindle Address: 705 S. Thurmond Sheridan, WY 82801

		/s/ Jon Larsen	(SEAL)
Name: Jon Larsen Address: 203 Cottonwood Lane Gillette, WY 82718

		/s/ Anhuai Lu	(SEAL)
Name: Professor Anhuai Lu Address: 316-209, Yanbei Yuan, Peking University, Haidian District, Beijing, P.R. China, Zip: 100871

100475-00005
ND: 4819-2757-2745, v.  1

SCHEDULE 1 (d)
TO
LOCK-UP AND INSTALLMENT RE-SALES RESTRICTION AGREEMENT

Name	Number Shares	Number Warrants
Robert H. Craig	1,000,000	1,000,000
Song Jin	1,000,000	-
Robin Kindle	800,000	-
Jon Larsen	200,000	-
Professor Anhuai Lu	10,000
Total	3,010,000	1,000,000